                                                                    EXHIBIT 99.1



PRESS CONTACT:                                 INVESTOR RELATIONS CONTACT:
Robyn Jenkins-Blum                             Blair Christie
Cisco Systems, Inc.                            Cisco Systems, Inc.
(408) 853-9848                                 (408) 525-4856
rojenkin@cisco.com                             blchrist@cisco.com


                  CISCO SYSTEMS REPORTS SECOND QUARTER EARNINGS

   -  Q2 REVENUES: $4.7 Billion
   -  Q2 OPERATING CASH FLOW: $1.36 Billion
   -  Q2 EARNINGS PER SHARE: $0.14 GAAP; $0.15 Pro Forma


      SAN JOSE, Calif. -- February 4, 2003 -- Cisco Systems, Inc., the worldwide leader in networking for the Internet, today reported its second quarter results for the period ended January 25, 2003.

      NET SALES FOR THE SECOND QUARTER of fiscal 2003 were $4.7 billion, compared with $4.8 billion for the second quarter of fiscal 2002, a decrease of 2.1%, and compared with $4.8 billion for the first quarter of fiscal 2003.

      NET INCOME FOR THE SECOND QUARTER of fiscal 2003, on a generally accepted accounting principle (GAAP) basis, was $991 million or $0.14 per share, compared with $660 million or $0.09 per share for the second quarter of fiscal 2002, and $618 million or $0.08 per share for the first quarter of fiscal 2003. PRO FORMA NET INCOME FOR THE SECOND QUARTER of fiscal 2003 was $1.1 billion or $0.15 per share, compared with pro forma net income of $664 million or $0.09 per share for the second quarter of fiscal 2002, and compared with $1.0 billion or $0.14 per share for the first quarter of fiscal 2003. A reconciliation between net income on a GAAP basis and pro forma net income is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

      NET SALES FOR THE FIRST SIX MONTHS of fiscal 2003 were $9.6 billion, compared with $9.3 billion for the first six months of fiscal 2002, an increase of 3.2%.

      NET INCOME FOR THE FIRST SIX MONTHS of fiscal 2003, on a GAAP basis, was $1.6 billion or $0.22 per share, compared with $392 million or $0.05 per share for the first six months of fiscal 2002. PRO FORMA NET INCOME FOR THE FIRST SIX MONTHS of fiscal 2003 was $2.1 billion or $0.29 per share, compared with pro forma net income of $1.0 billion or $0.13 per share for the first six months of fiscal 2002.

      "In what is probably the most challenging environment the information technology industry has ever faced, we are very pleased with our results in posting one of the best pro forma quarters in our history and the best GAAP quarter in terms of net income and earnings per share," said John Chambers, CEO of Cisco Systems.

"Our market performance reflects Cisco's ability to deliver differentiated value to our customers' highest priority -- productivity."

      Chambers continued, "From a global CEO and government leader perspective, we remain in a `show-me' economy. What I've heard from these leaders is clear:
As their business improves, their investment priorities will center on productivity. The Intelligent Information Network provides the enabling infrastructure to integrate the applications, business processes and technologies to drive these productivity gains."

OPERATIONAL HIGHLIGHTS

- Cash flows from operations were $1.36 billion for the second quarter of fiscal 2003, compared with $2.0 billion for the second quarter of fiscal 2002, and compared with $1.07 billion for the first quarter of fiscal 2003.

- Cash and cash equivalents and total investments were $21.2 billion at the end of the second quarter of fiscal 2003, compared with $21.5 billion at the end of fiscal year 2002, and compared with $21.2 billion at the end of the first quarter of fiscal 2003.

- During the second quarter of fiscal 2003, Cisco repurchased approximately $1.5 billion of common stock. The total amount of stock repurchases for the first six months of fiscal 2003 was $2.6 billion.

- Days sales outstanding (DSO) in accounts receivable at the end of the second quarter of fiscal 2003 were 21 days, consistent with the fourth quarter of fiscal 2002 and the first quarter of fiscal 2003.

- Inventory turns were 7.0 turns in the second quarter of fiscal 2003, consistent with the fourth quarter of fiscal 2002 and the first quarter of fiscal 2003.

BUSINESS HIGHLIGHTS

- Cisco and SBC Communications Inc. forged a strategic marketing and sales agreement focused on accelerating the delivery of a new class of managed business services. SBC also plans to use Cisco IP networking technology in its core network infrastructure to deliver emerging services.

- Cisco and Lucent announced that Lucent will integrate and resell select Cisco packet data and media gateway products as part of Lucent's product offering for the mobile service provider market. The non-exclusive agreement will allow Cisco mobile wireless networking products to reach a broader segment of the service provider market.

- Cisco completed the acquisition of Psionic Software, Inc. and announced its intent to acquire Okena, Inc., both in the network security market segment.

- Lufthansa Airlines began trials of on-board high-speed Internet services for passengers, based on Cisco Aironet(R) 350 access points, a Cisco 3640 router, and Cisco Catalyst(R) 3548 XL switches.

- Cisco announced it will provide networking technology for China Unicom's core network backbone and a major Code Division Multiple Access (CDMA) upgrade project for 15 Chinese cities and provinces.

- Cisco introduced several IP communications technologies and products, including new unified messaging and IP PBX applications, audio- and videoconferencing capabilities, and a lower-cost Internet Protocol (IP) telephone. Adoption of Cisco IP communications solutions continued to expand with new customers including Burger King Corporation, Crate and Barrel, NFL Films, and Roche. In addition, service providers FastWeb, Bredbandsbolaget, SingTel, ITXC, Equant and Sprint plan to deliver IP-based voice, data, and video services to their business and residential customers based on Cisco technology.

- Cisco entered into a reseller agreement with IBM, and HP announced its intent to enter into a reseller agreement, to distribute the Cisco MDS 9000 Series storage switches.

- Germany's Deutsches Forschungsnetz (DFN), and SuperSINET, Japan's high-speed Research Network, began upgrading their high-capacity, sophisticated IP network to include Cisco 12000 Series routers.

- Cisco introduced the Cisco Catalyst 2950 Long-Reach Ethernet (LRE) Switch, offering small and medium-size enterprises and multi-tenant building customers enhanced network-wide intelligent Layer 3 and 4 services.

- Zhejiang Telecom, a subsidiary of China Telecom, plans to deploy Cisco Metro Ethernet Switching products in the Zhejiang province in eastern China to further expand the Zhejiang Telecom's province-wide backbone network. In addition, 51 Degrees deployed the United Kingdom's first Ethernet-based broadband connectivity service to live operational customers using the Cisco Metro Ethernet Switching solution based on Ethernet over MPLS.

EDITORS NOTE:

- Q2 FY03 conference call to be held at 1:30 p.m. PT on Tuesday, February 4, 2003. Conference call number is 800-369-1988 (United States); 312-470-7224 (international).

- Conference call replay available from 4:30 p.m. PT on February 4, 2003 to February 11, 2003 at 800-685-9460 (United States); 402-220-0287
   (international).

- Additional information regarding Cisco's financials and corresponding Webcast with visuals designed to guide participants through the call are also available at 1:30 p.m. PT. Prepared remarks will be available after completion of the call. The prepared remarks should be viewed solely in conjunction with the related conference call Webcast. The Webcast will include both the prepared remarks, as well as the question-and-answer session. Please visit our Website at http://www.cisco.com under "About Cisco" in the Investor Relations section.

- Additional information regarding Cisco's Q2 FY03 will be available at http://newsroom.cisco.com, including:

      o  Customer Highlights & Technology Innovation Fact Sheet

      o  Summary Q&A with Cisco CEO and CFO

      o  Earnings call audio highlights

ABOUT CISCO SYSTEMS

      Cisco Systems, Inc., (NASDAQ: CSCO) is the worldwide leader in networking for the Internet. News and information are available at www.cisco.com.

                                       ###

This release contains projections and other forward-looking statements regarding future events and the future financial performance of Cisco that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by Cisco with the SEC, specifically the most recent reports on Form 10-K, 10-Q and 8-K, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. In addition to these risk factors, other factors that could cause actual results to differ materially include the following: business and economic conditions and growth trends in the networking industry in various geographic regions; global economic conditions; uncertainties in the geopolitical environment; overall information technology spending; the growth of the Internet and levels of capital spending on Internet-based systems; variations in customer demand for products and services, including sales to the service provider market; the ability to successfully restructure existing businesses; the timing of orders and manufacturing lead times; changes in customer order patterns; insufficient, excess or obsolete inventory; variations in sales channels, product costs, or mix of products sold; the ability to successfully reduce overhead and manage expenses; the ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses and technologies; increased competition in the networking industry; dependence on the introduction and market acceptance of new product offerings and standards; rapid technological and market change; the trend towards sales of integrated network solutions; manufacturing and sourcing risks; Internet infrastructure problems and government regulation of the Internet; international operations; the timing and amount of employer payroll tax to be paid on employees' gains on stock options exercised; litigation involving patents, intellectual property, antitrust, stockholder and other matters; possible disruption in commercial activities occasioned by terrorist activity and armed conflict, such as changes in logistics and security arrangements, and reduced end-user purchases relative to expectations; exposure to credit risks relating to certain customers and credit exposures in weakened markets; the ability to recruit and retain key personnel; stock price volatility; financial risk management; and potential volatility in operating results, among others. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Cisco's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time to time. Cisco's results of operations for the three and six months ended January 25, 2003 are not necessarily indicative of Cisco's operating results for the full fiscal year or any future periods. Any projections in this release are based on limited information currently available to Cisco, which is subject to change. Although any such projections and the factors influencing them will likely change, Cisco will not necessarily update the information, since Cisco is only to provide guidance at certain points during the year. Actual events or results could differ materially and no reader of this release should assume later that the information provided today is still valid. Such information speaks only as of the date of this release.

Cisco provides pro forma net income and pro forma net income per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

Copyright (C) 2003 Cisco Systems, Inc. All rights reserved. Aironet, Catalyst, Cisco, Cisco IOS, Cisco Systems and the Cisco Systems logo are registered trademarks or trademarks of Cisco Systems, Inc. and/or its affiliates in the U.S. and certain other countries. All other trademarks mentioned in this document or Web site are the property of their respective owners. The use of the word partner does not imply a partnership relationship between Cisco and any other company.

                                       ###

                               CISCO SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In millions, except per-share amounts)
                                   (Unaudited)

                                                               Three Months Ended                Six Months Ended
                                                          ---------------------------       ---------------------------
                                                          January 25,      January 26,      January 25,      January 26,
                                                             2003             2002             2003             2002
                                                          ----------       ----------       ----------       ----------
NET SALES:
   Product                                                $    3,891       $    4,022       $    7,904       $    7,678
   Services                                                      822              794            1,654            1,586
                                                          ----------       ----------       ----------       ----------
    Total net sales                                            4,713            4,816            9,558            9,264
                                                          ----------       ----------       ----------       ----------

COST OF SALES:
   Product                                                     1,144            1,593            2,381            3,093
   Services                                                      252              253              502              509
                                                          ----------       ----------       ----------       ----------
    Total cost of sales                                        1,396            1,846            2,883            3,602
                                                          ----------       ----------       ----------       ----------

   GROSS MARGIN                                                3,317            2,970            6,675            5,662

OPERATING EXPENSES:
   Research and development                                      798              822            1,587            1,697
   Sales and marketing                                           972            1,064            2,065            2,150
   General and administrative                                    172              146              323              296
   Payroll tax on stock option exercises                        --                  3             --                  6
   Amortization of deferred stock-based compensation              33               46               76               96
   Amortization of purchased intangible assets                    78              136              192              282
   In-process research and development                          --               --               --                 37
                                                          ----------       ----------       ----------       ----------
     Total operating expenses                                  2,053            2,217            4,243            4,564
                                                          ----------       ----------       ----------       ----------

OPERATING INCOME                                               1,264              753            2,432            1,098

Loss on public equity investments                               --                 --             (412)            (858)
Interest income                                                  174              233              353              467
Other loss, net                                                  (51)             (54)            (114)            (118)
                                                          ----------       ----------       ----------       ----------

INCOME BEFORE PROVISION FOR INCOME TAXES                       1,387              932            2,259              589
Provision for income taxes                                       396              272              650              197
                                                          ----------       ----------       ----------       ----------

   NET INCOME                                             $      991       $      660       $    1,609       $      392
                                                          ==========       ==========       ==========       ==========

Net income per share--basic                               $     0.14       $     0.09       $     0.22       $     0.05
                                                          ==========       ==========       ==========       ==========

Net income per share--diluted                             $     0.14       $     0.09       $     0.22       $     0.05
                                                          ==========       ==========       ==========       ==========

Shares used in per-share calculation--basic                    7,187            7,311            7,217            7,309
                                                          ==========       ==========       ==========       ==========

Shares used in per-share calculation--diluted                  7,286            7,496            7,307            7,480
                                                          ==========       ==========       ==========       ==========

                               CISCO SYSTEMS, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In millions, except per-share amounts)
                                   (Unaudited)

                                                               Three Months Ended                 Six Months Ended
                                                          ----------------------------      ---------------------------
                                                          January 25,      January 26,      January 25,      January 26,
                                                             2003             2002             2003             2002
                                                          ----------       ----------       ----------       ----------
NET SALES:
   Product                                                $    3,891       $    4,022       $    7,904       $    7,678
   Services                                                      822              794            1,654            1,586
                                                          ----------       ----------       ----------       ----------
    Total net sales                                            4,713            4,816            9,558            9,264
                                                          ----------       ----------       ----------       ----------

COST OF SALES:
   Product                                                     1,144            1,788            2,381            3,578
   Services                                                      252              253              502              509
                                                          ----------       ----------       ----------       ----------
    Total cost of sales                                        1,396            2,041            2,883            4,087
                                                          ----------       ----------       ----------       ----------

   GROSS MARGIN                                                3,317            2,775            6,675            5,177

OPERATING EXPENSES:
   Research and development                                      798              822            1,587            1,697
   Sales and marketing                                           972            1,064            2,065            2,150
   General and administrative                                    172              146              323              296
                                                          ----------       ----------       ----------       ----------
     Total operating expenses                                  1,942            2,032            3,975            4,143
                                                          ----------       ----------       ----------       ----------

OPERATING INCOME                                               1,375              743            2,700            1,034

Interest income                                                  174              233              353              467
Other loss, net                                                  (51)             (54)            (114)            (118)
                                                          ----------       ----------       ----------       ----------

INCOME BEFORE PROVISION FOR INCOME TAXES                       1,498              922            2,939            1,383
Provision for income taxes                                       419              258              822              387
                                                          ----------       ----------       ----------       ----------

   NET INCOME                                             $    1,079       $      664       $    2,117       $      996
                                                          ==========       ==========       ==========       ==========

Net income per share--basic                               $     0.15       $     0.09       $     0.29       $     0.14
                                                          ==========       ==========       ==========       ==========

Net income per share--diluted                             $     0.15       $     0.09       $     0.29       $     0.13
                                                          ==========       ==========       ==========       ==========

Shares used in per-share calculation--basic                    7,187            7,311            7,217            7,309
                                                          ==========       ==========       ==========       ==========

Shares used in per-share calculation--diluted                  7,286            7,496            7,307            7,480
                                                          ==========       ==========       ==========       ==========

A RECONCILIATION BETWEEN NET INCOME ON A GAAP BASIS AND PRO FORMA NET INCOME IS AS FOLLOWS:

GAAP net income                                           $      991       $      660       $    1,609       $      392
   In-process research and development                          --               --               --                 37
   Payroll tax on stock option exercises                        --                  3             --                  6
   Amortization of deferred stock-based compensation              33               46               76               96
   Amortization of purchased intangible assets                    78              136              192              282
   Loss on public equity investments                            --               --                412              858
   Excess inventory benefit                                     --               (195)            --               (485)
   Income tax effect                                             (23)              14             (172)            (190)
                                                          ----------       ----------       ----------       ----------
Pro forma net income                                      $    1,079       $      664       $    2,117       $      996
                                                          ==========       ==========       ==========       ==========

                               Cisco Systems, Inc.
                           CONSOLIDATED BALANCE SHEETS
                                  (In millions)
                                   (Unaudited)

                                                                    January 25,      July 27,
                                                                       2003            2002
                                                                    ----------      ----------
ASSETS
Current assets:
   Cash and cash equivalents                                        $    5,013      $    9,484
   Short-term investments                                                4,523           3,172
   Accounts receivable, net of allowance for doubtful accounts
    of $317 at January 25, 2003 and $335 at July 27, 2002                1,107           1,105
   Inventories, net                                                        775             880
   Deferred tax assets                                                   2,116           2,030
   Lease receivables, net                                                  175             239
   Prepaid expenses and other current assets                               580             523
                                                                    ----------      ----------

     Total current assets                                               14,289          17,433

Investments                                                             11,661           8,800
Property and equipment, net                                              3,890           4,102
Goodwill                                                                 3,717           3,565
Purchased intangible assets, net                                           606             797
Lease receivables, net                                                      42              39
Other assets                                                             3,141           3,059
                                                                    ----------      ----------

     TOTAL ASSETS                                                   $   37,346      $   37,795
                                                                    ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                 $      518      $      470
   Income taxes payable                                                    773             579
   Accrued compensation                                                  1,251           1,365
   Deferred revenue                                                      2,920           3,143
   Other accrued liabilities                                             2,280           2,496
   Restructuring liabilities                                               322             322
                                                                    ----------      ----------

     Total current liabilities                                           8,064           8,375

Deferred revenue                                                           817             749
                                                                    ----------      ----------

     Total liabilities                                                   8,881           9,124

Minority interest                                                           10              15

Shareholders' equity                                                    28,455          28,656
                                                                    ----------      ----------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $   37,346      $   37,795
                                                                    ==========      ==========

                               CISCO SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                                                          Six Months Ended
                                                                     ---------------------------
                                                                     January 25,      January 26,
                                                                        2003             2002
                                                                     ----------       ----------
Cash flows from operating activities:
   Net income                                                        $    1,609       $      392
   Adjustments to reconcile net income to net cash
    provided by operating activities:
     Depreciation and amortization                                          783              935
     Provision for doubtful accounts                                         76               60
     Provision for (benefit from) inventory                                  10               (3)
     Deferred income taxes                                                 (103)            (445)
     Tax benefits from employee stock option plans                           11               49
     In-process research and development                                   --                 25
     Net (gains) losses on investments and provision for losses             509            1,014
     Change in operating assets and liabilities:
      Accounts receivable                                                   (78)             256
      Inventories                                                            98              570
      Prepaid expenses and other current assets                             (55)              15
      Accounts payable                                                       48             (273)
      Income taxes payable                                                  (79)              35
      Accrued compensation                                                 (114)             356
      Deferred revenue                                                     (155)             623
      Other accrued liabilities                                            (134)            (110)
      Restructuring liabilities                                            --               (108)
                                                                     ----------       ----------
        Net cash provided by operating activities                         2,426            3,391
                                                                     ----------       ----------
Cash flows from investing activities:
   Purchases of short-term investments                                   (4,312)          (2,762)
   Proceeds from sales and maturities of short-term investments           3,877            3,173
   Purchases of investments                                              (8,356)          (8,441)
   Proceeds from sales and maturities of investments                      4,519            5,680
   Purchases of restricted investments                                     --                (61)
   Proceeds from sales and maturities of restricted investments            --                191
   Acquisition of property and equipment                                   (341)            (482)
   Acquisition of businesses, net of cash and cash equivalents                2               14
   Change in lease receivables, net                                          61              202
   Purchases of investments in privately held companies                     (88)             (37)
   Lease deposits                                                          --                (73)
   Purchase of minority interest of Cisco Systems, K.K. (Japan)             (59)             (65)
   Other                                                                    108              (43)
                                                                     ----------       ----------
        Net cash used in investing activities                            (4,589)          (2,704)
                                                                     ----------       ----------
Cash flows from financing activities:

   Issuance of common stock                                                 231              384
   Repurchase of common stock                                            (2,552)            (601)
   Other                                                                     13               (6)
                                                                     ----------       ----------
        Net cash used in financing activities                            (2,308)            (223)
                                                                     ----------       ----------
Net (decrease) increase in cash and cash equivalents                     (4,471)             464
Cash and cash equivalents, beginning of period                            9,484            4,873
                                                                     ----------       ----------
Cash and cash equivalents, end of period                             $    5,013       $    5,337
                                                                     ==========       ==========